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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           Date of Report: May 6, 2003

                                 BROADWING INC.
             (Exact name of registrant as specified in its charter)


             Ohio                          1-8519                31-1056105
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

         201 East Fourth Street
            Cincinnati, Ohio                                      45202
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                          BROADWING INC.

ITEM 7.   EXHIBITS

          (c)  Exhibits:

                  99.1     Earnings Release of Broadwing Inc. dated May 6, 2003.


ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS


         On May 6, 2003, Broadwing Inc. reported its results for the first quarter ended March 31, 2003. The earnings release for the first quarter ended March 31, 2003 is attached as Exhibit 99.1. The attached exhibit is furnished pursuant to Item 9 and Item 12 of Form 8-K.

         These non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. They are presented because the Broadwing Inc. management uses this information when evaluating the company's results of operations and cash flow and believes that this information provides the users of the financial statements with an additional and useful comparison of the company's current results of operations and cash flows with past and future periods.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BROADWING INC.

                                   By:      /s/ Jeffrey C. Smith
                                      ------------------------------------------
                                            Jeffrey C. Smith
                                            Chief Human Resources Officer,
                                            General Counsel and Corporate
                                            Secretary

Date:  May 6, 2003



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                                  Exhibit Index

Exhibit No.                    Exhibit                               Page No.
-----------                    -------                               --------

    99.1          Press Release of the Company
                  dated May 6, 2003